MINIMUM COMMITTED REVENUE (Tables)	12 Months Ended
Dec. 31, 2022
Leases [Abstract]
Committed time charter revenues	The amounts below represent committed revenue rather than the actual value in cash due in the next year. Some of the hire relating to the committed revenue for January 2023 is invoiced in advance and is included in the accounts as deferred charter revenue.

(in thousands of $)
2023	353,525
2024	341,162
2025	265,203
2026	210,058
2027	160,118
Thereafter	380,557
Total	1,710,623